April 24, 2024 ibm.com/investor 1Q 2024 Earnings Exhibit 99.2

Forward-looking statements and non-GAAP information Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward- looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM website, or from IBM Investor Relations. Statements in this communication regarding IBM and HashiCorp that are forward-looking may include projections as to closing date for the transaction, the extent of, and the time necessary to obtain, the regulatory approvals required for the transaction, the anticipated benefits of the transaction, the impact of the transaction on IBM’s business, the synergies from the transaction or the combined company’s future operating results. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements except as required by law; these charts and the associated remarks and comments are integrally related and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and presentation materials, certain non-GAAP information including operating earnings and other “operating” financial measures, free cash flow, net cash from operating activities excluding IBM Financing receivables, adjusted EBITDA and adjustments for currency. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on April 24, 2024. The reconciliation of non- GAAP information to GAAP is included in the press release within Exhibit 99.1 to the company’s Form 8-K submitted to the SEC on April 24, 2024, as well as on the slides entitled “Non-GAAP supplemental materials” in this presentation. To provide better transparency, the company also discusses management performance metrics including annual recurring revenue, annual bookings, signings, and book-to-bill. The metrics are used to monitor the performance of the business and are viewed as useful decision-making information for management and stakeholders. The rationale for management’s use of these performance metrics and their calculation are included in Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on April 24, 2024, and in the Management Discussion section of the company’s 2023 Annual Report, which is Exhibit 13 to the Form 10-K submitted with the SEC on February 26, 2024. For other related information please visit the Company’s investor relations website at: https://www.ibm.com/investor/events/earnings-1Q24 2

3 Arvind Krishna Chairman and Chief Executive Officer James Kavanaugh SVP, Finance & Operations and Chief Financial Officer

“We began the year with solid revenue and free cash flow growth, reflecting the strength of our hybrid cloud and AI strategy. We continue to capitalize on the excitement and demand for enterprise AI from our clients. Our book of business for watsonx and generative AI again showed strong momentum, growing quarter over quarter, and has now eclipsed one billion dollars since we launched watsonx in mid-2023. As a result, for the full year, we continue to expect revenue performance in line with our mid-single digit model and about $12 billion in free cash flow. To strengthen our position in today’s hybrid cloud and AI- driven technology landscape, we also announced our intent to acquire HashiCorp. IBM’s and HashiCorp’s combined portfolios will help clients manage growing application and infrastructure complexity and create a comprehensive hybrid cloud platform designed for the AI era.” Arvind Krishna IBM Chairman and CEO 4 CEO perspective

5 Creates Leading End-to-End Hybrid and Multi-Cloud Platform Infrastructure complexity is increasing …driven by an explosion of applications across hybrid cloud environments, magnified by AI This combination creates a comprehensive platform … to include application, infrastructure and security lifecycle management – a total client solution And builds on IBM’s commitment …to industry collaboration, developer communities and open-source hybrid cloud and AI innovation Leading Provider of Hybrid Cloud & AI Solutions Leading Provider of Infrastructure & Security Automation +

Together We Unlock Value and Drive Growth Accelerates Growth in Focus Areas - Synergies across Red Hat, watsonx, data security, IT automation and Consulting - Extends HashiCorp’s reach and monetization potential with IBM’s go-to-market scale and global footprint Enhances Ability to Capture TAM - Delivers comprehensive hybrid and multi-cloud capabilities to enterprise clients - Enhances opportunity to address total cloud TAM of ~$1.1T, growing at high-teens rate per year* Attractive Financial Opportunity - Accelerates IBM’s growth profile over time - Substantial operating efficiencies - Expected to be accretive to Adjusted EBITDA within the first full year, post close, and free cash flow in year two *IDC Worldwide Black Book Live Edition, March 2024 (V1 2024) - global whole cloud TAM of $1.1 trillion in 2023, with a compound annual growth rate in the high teens through 2027. 6

7 1Q24 Performance Investments, innovation and clients Generative AI CEO perspective “We began the year with solid revenue and free cash flow growth, reflecting the strength of our hybrid cloud and AI strategy. We continue to capitalize on the excitement and demand for enterprise AI from our clients. Our book of business for watsonx and generative AI again showed strong momentum, growing quarter over quarter, and has now eclipsed one billion dollars since we launched watsonx in mid-2023. As a result, for the full year, we continue to expect revenue performance in line with our mid-single digit model and about $12 billion in free cash flow. To strengthen our position in today’s hybrid cloud and AI- driven technology landscape, we also announced our intent to acquire HashiCorp. IBM’s and HashiCorp’s combined portfolios will help clients manage growing application and infrastructure complexity and create a comprehensive hybrid cloud platform designed for the AI era.” Arvind Krishna IBM Chairman and CEO

$0.6B Free cash flow yr/yr 100bps Gross margin expansion (operating) 130bps Pre-tax margin expansion (operating) Financial highlights 8 3% Revenue growth >75% Revenue mix in software and consulting $19.3B Cash and marketable securities Revenue growth rates @CC $14.5B Revenue $1.9B Free cash flow 1Q24 “In the quarter we continued to focus on the fundamentals of our business, growing revenue, expanding operating margins, improving profit performance and increasing productivity and operating leverage. These fundamentals, combined with our strong cash generation, position us to invest both organically and through strategic acquisitions like today’s announcement with HashiCorp. At the same time, we continue to return value to shareholders through our dividend.” James Kavanaugh IBM SVP & CFO

9 Revenue categories Red Hat +9% Automation +13% Data & AI +1% Security (3%) Software 1Q24 results; revenue growth rates @CC *Annual recurring revenue for Hybrid Platform & Solutions, growth rate @CC Transaction Processing +4% yr/yr Hybrid Platform & Solutions +7% yr/yr Strong growth across Hybrid Platform & Solutions and Transaction Processing Strength in OpenShift, Apptio and watsonx Solid and growing recurring revenue base; ARR* of $13.9 billion, +8% yr/yr Continued investment in innovation $5.9B Revenue +6% Revenue growth

10 Technology Consulting +3% yr/yr Consulting 1Q24 results; revenue growth rates @CC Revenue categories Application Operations (1%) yr/yr Business Transformation +3% yr/yr Continued strength in technology-driven transformations Growth in strategic partnerships and Red Hat practice Book-to-bill ratio of >1.15 for the last year Reduced yield as clients tightened discretionary spend $5.2B Revenue +2% Revenue growth

11 Infrastructure 1Q24 results; revenue growth rates @CC Revenue categories IBM Z +5% Distributed Infrastructure +7% Infrastructure Support (7%) yr/yr Hybrid Infrastructure +6% yr/yr Infrastructure benefitting from AI across IBM Z and storage IBM Z drove revenue growth as z16 remains ahead of prior cycles Distributed Infrastructure performance reflects strength in Power and storage Gross and segment profit margin expansion $3.1B Revenue 0.2% Revenue growth

12 Summary 1Q24 Summary Results demonstrate strength of diversified portfolio watsonx continued to gain traction across Software and Consulting Operating leverage and productivity initiatives drove margin performance Strongest first quarter level of free cash flow generation in many years 2024 Expectations Revenue growth @CC in line with mid-single digit model Free cash flow of ~$12 billion

ibm.com/investor

Supplemental material 14Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding Revenue and P&L highlights Adjusted EBITDA performance Cash flow and balance sheet highlights Currency impact on revenue growth Software & Infrastructure segment details Consulting segment details Expense summary Balance sheet summary Cash flow summary Cash flow (ASC 230) Software segment categories Consulting segment categories Infrastructure segment categories Non-GAAP supplemental materials

Revenue and P&L highlights 15 Revenue growth rates @CC, $ in billions *Yr/Yr reflects pre-tax net impact of $0.22B related to divestiture dynamics and ($0.11B) for workforce rebalancing charges Revenue highlights 1Q24 B/(W) Yr/Yr Revenue $14.5 3% Americas $7.3 3% Europe/ME/Africa $4.3 (2%) Asia Pacific $2.9 8% Operating P&L highlights $ 1Q24 B/(W) Yr/Yr* Gross profit $7.9 3% Expense $6.3 (1%) Pre-tax income $1.7 14% Net income $1.6 25% Earnings per share $1.68 24% Adjusted EBITDA $3.0 7% Operating P&L highlights % 1Q24 B/(W) Yr/Yr* Gross profit margin 54.7% 1.0 pts Expense E/R 43.3% 0.3 pts Pre-tax income margin 11.5% 1.3 pts Net income margin 10.8% 2.0 pts Tax rate 5.6% 8.1 pts

Adjusted EBITDA performance 16 $ in billions *Corporate (gains) and charges primarily consists of unique corporate actions such as gains on divestitures 1Q24 Yr/Yr Operating (non-GAAP) pre-tax income from continuing operations $1.7 $0.2 Net interest expense $0.2 $0.0 Depreciation/Amortization of non-acquired intangible assets $0.7 $0.0 Stock-based compensation $0.3 $0.1 Workforce rebalancing charges $0.4 $0.1 Corporate (gains) and charges* ($0.2) ($0.2) Adjusted EBITDA $3.0 $0.2

Cash flow and balance sheet highlights 17 $ in billions *Non-GAAP financial measure; excludes Financing receivables **Non-GAAP financial measure; adjusts for Financing receivables and net capital expenditures Balance sheet Mar 24 Dec 23 Mar 23 Cash & marketable securities $19.3 $13.5 $17.6 Total debt $59.5 $56.5 $58.7 Select debt measures Mar 24 Dec 23 Mar 23 IBM Financing debt $9.9 $11.9 $10.5 Core (non-IBM Financing) debt $49.6 $44.7 $48.2 Cash flow 1Q24 Yr/Yr Net cash from operations* $2.3 $0.5 Free cash flow** $1.9 $0.6 Select uses of cash 1Q24 Yr/Yr Net capital expenditures $0.4 ($0.1) Acquisitions $0.1 $0.1 Dividends $1.5 $0.0

Currency impact on revenue growth 18 Quarterly averages per US $ 1Q24 Yr/Yr Spot 2Q24 3Q24 4Q24 FY24 assumed Euro 0.92 1% 0.94 (2%) (2%) (1%) (1%) Pound 0.79 4% 0.80 (0%) (2%) 0% 1% Yen 148 (12%) 154 (12%) (7%) (5%) (9%) Revenue impact, future @assumed Spot (1 pts) ~(2.5 pts) (1.5-2 pts) (1-1.5 pts) (1.5-2 pts) Prior view (1-1.5 pts) (1-1.5 pts) (0-1 pts) ~0 pts ~(1 pts) US $B Yr/Yr Revenue as reported $14.5 1.5% Currency impact ($0.1) (1 pts) Revenue @CC 2.5%

Software & Infrastructure segment details 19 Revenue growth rates @CC, $ in billions *Annual recurring revenue for Hybrid Platform & Solutions, growth rate @CC Software segment 1Q24 B/(W) Yr/Yr Revenue $5.9 6% Hybrid Platform & Solutions $4.1 7% Red Hat 9% Automation 13% Data & AI 1% Security (3%) Transaction Processing $1.8 4% Segment profit $1.5 9% Segment profit margin 25.4% 0.8 pts Annual recurring revenue* $13.9 8% Infrastructure segment 1Q24 B/(W) Yr/Yr Revenue $3.1 Flat Hybrid Infrastructure $1.8 6% IBM Z 5% Distributed Infrastructure 7% Infrastructure Support $1.3 (7%) Segment profit $0.3 1% Segment profit margin 10.1% 0.2 pts

IBM Confidential- Do not copy Consulting segment details 20Revenue & signings growth rates @CC, $ in billions Consulting segment 1Q24 B/(W) Yr/Yr Revenue $5.2 2% Business Transformation $2.3 3% Technology Consulting $0.9 3% Application Operations $1.9 (1%) Gross profit margin 25.3% (0.2 pts) Segment profit $0.4 (1%) Segment profit margin 8.2% Flat Signings $5.5 4% Book-to-bill ratio (TTM) >1.15

Expense summary 21 $ in billions *includes acquisitions in the last twelve months net of non-operating acquisition-related charges and includes impact of closed divested businesses **represents the percentage change after excluding the impact of currency translation & hedges, acquisitions and divestitures Expense 1Q24 B/(W) Acq/ Yr/Yr Currency Divest* Base** Operating expense & other income $6.3 (1%) (1 pts) 3 pts (2 pts) impact of workforce rebalancing $0.4 (2 pts) SG&A – operating $4.7 (2%) 0 pts (1 pts) (2 pts) impact of workforce rebalancing $0.4 (3 pts) RD&E $1.8 (9%) 0 pts (1 pts) (8 pts) IP and custom development income ($0.2) 20% Other (income)/expense - operating ($0.5) 92% Interest expense $0.4 (18%)

Balance sheet summary 22 $ in billions *includes eliminations of inter-company activity Mar 24 Dec 23 Mar 23 Cash & marketable securities $19.3 $13.5 $17.6 Core (non-IBM Financing) assets* $106.4 $107.9 $103.6 IBM Financing assets $11.5 $13.9 $12.5 Total assets $137.2 $135.2 $133.6 Other liabilities $54.3 $56.1 $53.3 Core (non-IBM Financing) debt* $49.6 $44.7 $48.2 IBM Financing debt $9.9 $11.9 $10.5 Total debt $59.5 $56.5 $58.7 Total liabilities $113.8 $112.6 $112.0 Equity $23.3 $22.6 $21.7

Cash flow summary 23$ in billions B/(W) 1Q24 Yr/Yr Net cash from operations $4.2 $0.4 Less: IBM Financing receivables $1.9 ($0.1) Net cash from operations (excluding IBM Financing receivables) $2.3 $0.5 Net capital expenditures ($0.4) $0.1 Free cash flow (excluding IBM Financing receivables) $1.9 $0.6 Acquisitions ($0.1) ($0.1) Divestitures $0.7 $0.7 Dividends ($1.5) ($0.0) Non-IBM Financing debt $5.2 ($4.4) Other (includes IBM Financing net A/R & IBM Financing debt) ($0.4) $0.3 Change in cash & marketable securities $5.8 ($2.9)

Cash flow (ASC230) 24$ in billions 1Q24 1Q23 Net income from operations $1.6 $0.9 Depreciation / amortization of intangibles $1.1 $1.1 Stock-based compensation $0.3 $0.3 Operating assets and liabilities / other, net ($0.8) ($0.5) IBM Financing A/R $1.9 $2.0 Net cash provided by operating activities $4.2 $3.8 Capital expenditures, net of payments & proceeds ($0.4) ($0.5) Divestitures, net of cash transferred $0.7 - Acquisitions, net of cash acquired ($0.1) ($0.0) Marketable securities / other investments, net ($4.5) ($7.5) Net cash provided by/(used in) investing activities ($4.2) ($8.0) Debt, net of payments & proceeds $3.4 $7.3 Dividends ($1.5) ($1.5) Financing - other $0.0 ($0.1) Net cash provided by/(used in) financing activities $1.9 $5.7 Effect of exchange rate changes on cash ($0.2) $0.0 Net change in cash, cash equivalents & restricted cash $1.7 $1.5

Software segment categories

Revenue categories

Hybrid Platform & Solutions

Software, infused with AI, to help clients operate, manage, and optimize their IT resources and business processes within hybrid, multi-cloud environments:

- Red Hat: incl. RHEL, OpenShift, Ansible
- Automation: incl. business automation, AIOps and management, integration, and application servers
- Data & AI: incl. data fabric, customer care, data management, business analytics, dataops & governance, asset & supply chain management, and information exchange
- Security: incl. software for threat, data and identity

Transaction Processing

Software that supports clients' mission-critical on-premise workloads in industries such as banking, airlines and retail incl. transaction processing software such as Customer Information Control System and storage software, and analytics and integration software running on IBM operating systems (e.g., DB2 and WebSphere running on z/OS).

Revenue categories – FY 2023



Hybrid Platform & Solutions
Transaction Processing
Red Hat
Automation
Security
Data & AI

25

Business Transformation Technology Consulting Application Operations Consulting segment categories Business Transformation Strategy, process design, system implementation and operations services to improve and transform key business processes. Deploys AI and automation in business processes to exploit the value of data and includes an ecosystem of partners alongside IBM technology, including strategic partnerships with Adobe, Oracle, Salesforce and SAP, among others. Technology Consulting Skills to architect and implement solutions across cloud platforms, including Amazon, Microsoft and IBM, and strategies to transform the enterprise experience and enable innovation, including transformation using AI with watsonx and application modernization for hybrid cloud with Red Hat OpenShift. Application Operations Manages, optimizes, orchestrates and secures custom applications and ISV packages for clients. Provides application management, platform engineering, and security services across hybrid cloud environments. Revenue categories – FY 2023 26 Revenue categories

Infrastructure segment categories Hybrid Infrastructure Innovative infrastructure platforms to help meet the new requirements of hybrid multi-cloud and enterprise AI workloads leveraging flexible and as-a-service consumption models: – IBM Z: incl. hardware and operating system – Distributed Infrastructure: incl. Power hardware and operating system, storage hardware, IBM Cloud IaaS, OEM asset recovery service Infrastructure Support Comprehensive, proactive and AI enabled services to maintain and improve the availability and value of clients’ IT infrastructure (hardware and software) both on-premises and in the cloud incl. maintenance for IBM products and other technology platforms. Hybrid Infrastructure Infrastructure Support Revenue categories – FY 2023 27 Revenue categories IBM Z Distributed Infrastructure

Non-GAAP supplemental materials Reconciliation of revenue performance – 1Q 2024 28 The above reconciles the non-GAAP financial information contained in the “Financial highlights”, “Revenue and P&L highlights” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 24, 2024, for additional information on the use of these non-GAAP financial measures. GAAP @CC Total revenue 1% 3% Americas 3% 3% Europe/ME/Africa Flat (2%) Asia Pacific Flat 8% 1Q24 Yr/Yr

GAAP @CC Software 5% 6% Hybrid Platform & Solutions 6% 7% Red Hat 9% 9% Automation 13% 13% Data & AI 1% 1% Security (3%) (3%) Transaction Processing 3% 4% 1Q24 Yr/Yr GAAP @CC Consulting Flat 2% Business Transformation 1% 3% Technology Consulting 1% 3% Application Operations (3%) (1%) Infrastructure (1%) Flat Hybrid Infrastructure 5% 6% IBM Z 4% 5% Distributed Infrastructure 6% 7% Infrastructure Support (8%) (7%) 1Q24 Yr/Yr Non-GAAP supplemental materials Reconciliation of segment revenue performance – 1Q 2024 29 The above reconciles the non-GAAP financial information contained in the “Software”, “Consulting”, “Infrastructure”, “Software & Infrastructure segment details”, “Consulting segment details” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 24, 2024, for additional information on the use of these non-GAAP financial measures.

Non-GAAP supplemental materials Reconciliation of expense summary – 1Q 2024 30 *Represents the percentage change after excluding the impact of currency translation & hedges, acquisitions and divestitures The above reconciles the non-GAAP financial information contained in the “Expense summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 24, 2024, for additional information on the use of these non-GAAP financial measures. Non-GAAP Operating GAAP adjustments (non-GAAP) SG&A Currency 0 pts 0 pts 0 pts Acquisitions/divestitures (1 pts) 0 pts (1 pts) Base* (2 pts) 0 pts (2 pts) RD&E Currency 0 pts 0 pts 0 pts Acquisitions/divestitures (1 pts) 0 pts (1 pts) Base* (8 pts) 0 pts (8 pts) Operating expense & other income Currency (2 pts) 1 pts (1 pts) Acquisitions/divestitures 3 pts 0 pts 3 pts Base* (4 pts) 2 pts (2 pts) 1Q24

Non-GAAP supplemental materials Reconciliation of continuing operations – 1Q 2024 31 $ in millions (except EPS which is in whole dollars) *Includes a net benefit from discrete tax events The above reconciles the non-GAAP financial information contained in the “Revenue and P&L highlights”, “Expense summary” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 24, 2024, for additional information on the use of these non-GAAP financial measures. GAAP Acquisition- related adjustments Retirement- related adjustments Tax reform impacts* Operating (non-GAAP) Gross profit $7,742 $170 — — $7,913 Gross profit margin 53.5% 1.2 pts — — 54.7% SG&A 4,974 (268) — — 4,706 Other (income) & expense (317) (50) (96) — (463) Total expense  6,669 (318) (96) — 6,255 Pre-tax income 1,074 488 96 — 1,658 Pre-tax income margin 7.4% 3.4 pts 0.7 pts — 11.5% Tax rate (46.7%) 22.3 pts 3.0 pts 27.0 pts 5.6% Net income 1,575 346 91 (448) 1,564 Net income margin 10.9% 2.4 pts 0.6 pts (3.1 pts) 10.8% Earnings per share $1.69 $0.37 $0.10 ($0.48) $1.68 1Q24

Non-GAAP supplemental materials Reconciliation of GAAP net income to adjusted EBITDA 32 $ in billions *Primarily consists of amortization of acquired intangible assets **Corporate (gains) and charges primarily consists of unique corporate actions such as gains on divestitures The above reconciles the non-GAAP financial information contained in the “Revenue and P&L highlights", "Prepared remarks” and “Adjusted EBITDA performance” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 24, 2024, for additional information on the use of these non-GAAP financial measures. 1Q24 Yr/Yr Net income as reported (GAAP) $1.6 $0.7 Less: Income/(loss) from discontinued operations, net of tax $0.0 $0.0 Income from continuing operations $1.6 $0.6 Provision for/(Benefit from) income taxes from continuing operations ($0.5) ($0.6) Pre-tax income from continuing operations (GAAP) $1.1 $0.0 Non-operating adjustments (before tax) Acquisition-related charges* $0.5 $0.1 Non-operating retirement-related costs/(income) $0.1 $0.1 Operating (non-GAAP) pre-tax income from continuing operations $1.7 $0.2 Net interest expense $0.2 $0.0 Depreciation/Amortization of non-acquired intangible assets $0.7 $0.0 Stock-based compensation $0.3 $0.1 Workforce rebalancing charges $0.4 $0.1 Corporate (gains) and charges** ($0.2) ($0.2) Adjusted EBITDA $3.0 $0.2

Non-GAAP supplemental materials Reconciliation of net cash from operations to adjusted EBITDA 33 $ in billions *Other assets and liabilities/other, net mainly consists of operating assets and liabilities/other, net in the “Cash flow (ASC230)” discussion, workforce rebalancing charges, non-operating impacts and corporate (gains) and charges The above reconciles the non-GAAP financial information contained in the “Prepared remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 24, 2024, for additional information on the use of these non-GAAP financial measures. 1Q24 1Q23 Net cash provided by operating activities $4.2 $3.8 Add: Net interest expense $0.2 $0.2 Provision for/(Benefit from) income taxes from continuing operations ($0.5) $0.1 Less change in: Financing receivables $1.9 $2.0 Other assets and liabilities/other, net* ($1.0) ($0.7) Adjusted EBITDA $3.0 $2.8

Pre-tax margin B/(W) GAAP 0.0 Pts Non-operating adjustments* 1.3 Pts Operating (non-GAAP) 1.3 Pts Adjusted to exclude workforce rebalancing and divesture dynamics** (0.8) Pts Operating (non-GAAP) excl. impacts of workforce rebalancing and divesture dynamics 0.5 Pts Non-GAAP supplemental materials Reconciliation of Pre-tax income margin – 1Q 2024 *Excludes the effects of certain acquisition-related charges and non-operating retirement related (income)/expense. For details on these adjustments, see slide entitled “Reconciliation of continuing operations – 1Q 2024” in this presentation **Yr/yr impacts of workforce rebalancing and divestiture dynamics The above reconciles the non-GAAP financial information contained in the “Prepared remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 24, 2024, for additional information on the use of these non-GAAP financial measures. 34

~ Non-GAAP supplemental materials Reconciliation of tax rate and Pre-tax income margin – FY 2024 expectations *Includes estimated discrete tax events for the year, actual events will be recorded as they occur The above reconciles the non-GAAP financial information contained in the “Prepared remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 24, 2024, for additional information on the use of these non-GAAP financial measures. Tax rate GAAP Operating (Non-GAAP) Full-Year 2024* Mid-to-High Single Digits Mid Teens GAAP Operating (non-GAAP) Pre-tax income margin B/(W) B/(W) Pre-tax income margin Yr/Yr Flat 0.5 Pts 35

GAAP Net income Operating (non-GAAP) Net income Free Cash Flow Realization* 250% 120% Free cash flow as a % of Non-GAAP supplemental materials Reconciliation of free cash flow realization – annual average post Red Hat acquisition *Represents the average annual free cash flow realization since the acquisition of Red Hat in 2019 and excludes 2021 when the company separated Kyndryl The above reconciles the non-GAAP financial information contained in the “Prepared remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 24, 2024, for additional information on the use of these non-GAAP financial measures. ~ ~ 36

12 Months Ended Mar 2024 Net cash from operating activities per GAAP $14.3 Less: change in IBM Financing receivables $1.2 Net cash from operating activities (excluding IBM Financing receivables) $13.2 Net capital expenditures ($1.4) Free cash flow (excluding IBM Financing receivables) $11.8 Non-GAAP supplemental materials Reconciliation of free cash flow – last 12 months $ in billions The above reconciles the non-GAAP financial information contained in the “Prepared remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 24, 2024, for additional information on the use of these non-GAAP financial measures. 37

ibm.com/investor